Exhibit 10.3

FIRST AMENDMENT TO SECOND AMENDED
 AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment to Credit Agreement," or this "Amendment") is entered into effective as of October 14, 2009, among VANGUARD NATURAL GAS, LLC, a limited liability company formed and existing under the laws of the Commonwealth of Kentucky ("Borrower"), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A.           Borrower, the financial institutions signing as Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of August 31, 2009 (the "Original Credit Agreement").

B.           The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.  In addition, the following terms have the meanings set forth below:

"Effective Date" means October 14, 2009.

"Modification Papers" means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent.  The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by the Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. First Amendment to Credit Agreement.  This Amendment to Credit Agreement shall be in full force and effect.

B. Fees and Expenses.  The Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

C. Representations and Warranties.  All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3. Amendment to Original Credit Agreement.  On the Effective Date, the definition of “Majority Lenders” set forth in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“‘Majority Lenders’ means, at any time, Lenders having Loans, LC Exposure and unused Commitments representing more than 66.67% of the sum of all Loans outstanding, LC Exposure and unused Commitments at such time (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that such Commitment of any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.”

4. Decrease of Borrowing Base.  As of the Effective Date, the Borrowing Base is hereby decreased from $175,000,000 to $170,000,000.

5. Certain Representations.  Borrower represents and warrants that, as of the Effective Date:  (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

6. No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7. Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be a Default or an Event of Default, as applicable, under the Original Credit Agreement.

8. Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security.  Borrower hereby confirms and agrees that all of the Mortgages, security agreements and other security instruments which presently secure the Indebtedness shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Indebtedness as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Credit Agreement captioned "Governing Law, Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

12. Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

                            BORROWER

                            VANGUARD NATURAL GAS, LLC

                             By:          /s/ Richard Robert
                            Richard Robert
                            Executive Vice President
                            and Chief Financial Officer

                            ADMINISTRATIVE AGENT

                            CITIBANK, N.A.,
                            as Administrative Agent

                            By:    /s/ Ryan Watson
                                      Ryan Watson
                           Vice President

                             LENDERS

                            CITIBANK, N.A.

                            By:          /s/ Ryan Watson
                            Ryan Watson
                            Vice President

                            LENDERS

                            BNP PARIBAS

                             By:            /s/ Brian M. Malone
                             Name:    Brian M. Malone
                             Title:          Managing Director

                             By:           /s/ Betsy Jocher
                             Name:      Betsy Jocher
                             Title:        Director

                            LENDERS

                             THE BANK OF NOVA SCOTIA

                             By:           /s/ W. Keith Buchanan
                             Name:      W. Keith Buchanan
                             Title:         Managing Director

                            LENDERS

                             COMERICA BANK

                             By:           /s/ Matt Turner
                             Name:      Matt Turner
                             Title:        Corporate Banking Officer

                            LENDERS

                             COMPASS BANK

                             By:           /s/ Kathleen J. Bowen
                             Name:      Kathleen J. Bowen
                             Title:        Senior Vice President

                            LENDERS

                             ROYAL BANK OF CANADA

                             By:           /s/ Richard Gould
                             Name:     Richard Gould
                             Title:       Senior Vice President

                            LENDERS

                             WELLS FARGO BANK, N.A.

                             By:           /s/ Don J. McKinnerney
                             Name:      Don J. McKinnerney
                             Title:        Authorized Signatory